      EXHIBIT 10.82

                             LICENSE AGREEMENT

THIS AGREEMENT is made and entered into effective as of the 2nd day of January, 1996 by and between THERMAL LINE WINDOWS, L.L.P., a Minnesota limited liability partnership ("TLW"), and COMPLAST, INC., a Minnesota corporation ("Complast").

                               WITNESSETH

WHEREAS, TLW is a Minnesota limited liability partnership, the general partners of which are Blizzard Enterprises, Inc., a Minnesota corporation ("Blizzard"), and ICE, INC., a North Dakota corporation;

WHEREAS,  Complast is affiliated and under common control with Blizzard;

WHEREAS, TLW has been organized to engage in, among other things, the manufacture and distribution of Licensed Products (as that term is hereafter defined); and

WHEREAS, in connection with and as a condition to the organization of TLW, Complast has agreed to grant TLW a license to manufacture Licensed Products.

NOW THEREFORE pursuant to the foregoing recitals, which are an integral part hereof, and in consideration of the mutual covenants and agreements contained herein, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows,

1. TERM. This Agreement shall be effective as of January 2, 1996 and shall continue in full force and effect for a period of five (5) years. At the end of such five (5) year period, this Agreement shall automatically renew for successive periods of one (1) year each, unless either party hereto provides the other ninety (90) days advance written notice of non-renewal.

2. LICENSE. Subject to the terms and upon the conditions contained herein, Complast hereby grants to TLW a fully paid, royalty free, license (the "License") to: (a) manufacture and distribute those windows and window systems described in EXHIBIT A attached hereto and hereby made a part hereof (the "Licensed Products"); and (b) use the trade names "Vinyl Therm", "Complast" and "Compozit", and any trade names, trade marks or trade styles relating thereto, in connection with the manufacture or distribution of Licensed Products.

3. TERRITORY. The License and TLW's rights and privileges thereunder shall exist only with regard to manufacturing and distribution activities engaged in by TLW within the geographic area described in EXHIBIT B attached hereto and hereby made a part hereof (the "Territory"). TLW shall not engage in any use any of the rights and privileges embodied in the License in any geographic area outside of the Territory.

4. PARTIAL EXCLUSIVITY. Except as otherwise provided in EXHIBIT A, TLW's rights and privileges under the License shall be exclusive within the Territory with regard to those Licensed Products designated as "Exclusive" in EXHIBIT A. With regard to those Licensed Products designated as "Non-Exclusive" in EXHIBIT A, TLW's rights and privileges under the License shall be non-exclusive, and, as to such Licensed Products, Complast shall have the right, in its discretion, to license all or any of the rights and privileges embodied in the License to any person for use in the Territory.

5. QUALITY STANDARDS. All Licensed Products manufactured by TLW shall be of a standard of quality which meets or exceeds the generally accepted standard of quality in the plastic framed window industry. TLW shall use its good faith best efforts to manufacture and distribute all Licensed Products in such a manner as will preserve and enhance the good will associated with Complast's trade names, trade marks, logos and trade styles and shall not engage in any activity relating to such manufacture or distribution which TLW knows, or in the exercise of reasonable business judgment, should know, will have an adverse effect upon such goodwill.

6.     EVENTS OF DEFAULT.

       a.     DEFINED.  As used herein, the term "Event of Default" means:

              (i) a breach by TLW of any covenant or agreement set forth herein, or the failure of TLW to perform any obligation required of it hereunder, unless such breach or failure is cured by TLW within fifteen (15) days following the receipt of written notice thereof from Complast;

              (ii) a breach by TLW of any covenant or agreement contained in any other agreement between TLW and Complast, or the failure of TLW to perform any obligation required of it under any such Agreement, unless such breach or failure is cured by TLW within fifteen (15) days following the receipt of written notice thereof from Complast; and/or

              (iii) TLW shall fail to pay any amount owing from TLW to Complast within ten (10) days following the receipt of written notice from Complast that such amount is due.

       b. TERMINATION OR REVOCATION OF EXCLUSIVITY. Upon the occurrence of any Event of Default, Complast may in its sole and absolute discretion, upon written notice to TLW, either (i) terminate this Agreement and revoke the License in its entirety, or (ii) declare the License to be non-exclusive as to TLW (i.e. as to all Licensed Products), whereupon and whereafter Complast shall have the right to license all or any of the rights and privileges embodied in the License to persons other than TLW for use in the Territory. Nothing contained herein, and no exercise of any of the rights contained herein, shall be or constitute an election of remedies by Complast, or in any manner limit any right or remedy which may be available to Complast, in respect of any Event of Default.

7. TERMINATION BY TLW. Notwithstanding anything contained in this Agreement to the contrary, TLW shall have the right to terminate this Agreement and its rights and interests in, to and under the License at any time by written notice delivered to Complast.

8. NO CONSEQUENTIAL DAMAGES. In no event and under no circumstances shall Complast or TLW be liable to the other or any other person for any special, direct, indirect, incidental or consequential damages, of any type or nature whatsoever, arising from any actual or alleged breach of or failure to perform under this Agreement.

9. ASSIGNABILITY. TLW shall not, either voluntarily or by operation of law, assign or otherwise transfer any right or interest in, to or under either this Agreement or the License without first obtaining the written consent of Complast to such assignment or transfer; and any such assignment or transfer which is made without the prior written consent of Complast shall be void and of no effect and shall vest no right, title or interest in the transferee.

10. OWNERSHIP OF RIGHTS. TLW hereby acknowledges that Complast is the sole owner of all trade marks, trade names, trade styles, logos, processes, technologies and other proprietary rights embodied in the License and, with the exception of the rights and privileges embodied in the License, all of which are subject to the limitations contained in this Agreement and will lapse and expire in their entirety upon any expiration or termination of this Agreement, TLW has no right or interest in, or claim to use of any of such trade names, trade marks, trade styles, logos, processes, technologies and other proprietary rights.

11. IMPROVEMENTS. In the event that TLW shall identify, discover, invent or develop any improvement in or to any process or technology embodied in the License, such improvement shall immediately vest in and become the property of Complast absolutely and completely; provided, however, that such improvement shall be deemed to be included under and within the License and TLW shall be entitled to utilize such improvements under the License in accordance with the terms of this Agreement. TLW shall, from time to time, execute and deliver to Complast such documents or instruments as Complast may request to evidence Complast's ownership of any such improvement.

12. RESERVATIONS. Complast hereby expressly reserves to itself all rights and privileges not expressly conferred upon TLW under this Agreement. Without limiting the generality of the foregoing, Complast shall have the right to grant, license or otherwise extend any of the rights and privileges embodied in the License to any person for use (a) outside of the Territory, or (b) in connection with the manufacture or distribution of products other Licensed Products.

13.     MISCELLANEOUS.

        a. LEGAL RELATIONSHIP. Nothing contained in this Agreement shall be deemed to create an employment, agency, franchise or other relationship between TLW and Complast for any purpose whatsoever, and no relationship is intended or created hereby other than that of independent contractors.

        b. BENEFIT. This Agreement shall inure to the benefit of and shall be binding upon each of the parties hereto and their respective successors and assigns.

        c. SURVIVING RIGHTS. Notwithstanding the termination or expiration of this Agreement, each of the parties hereto shall be required to carry out any provision hereof which contemplates performance subsequent to such termination or expiration, and such termination or expiration shall not affect any liability or other obligation that shall have accrued prior thereto.

        d. PERSON. As used in this Agreement, the term "person" means and includes both individuals and entities.

        e. WAIVER, MODIFICATION OR AMENDMENT. No waiver, modification or amendment of any term, condition or provision of this Agreement shall be valid, binding or of any effect unless made in writing, signed by the parties hereto or their duly authorized representatives and specifying with particularity the nature and extent of such waiver, modification or amendment. Any waiver by any party of any provision hereof shall not affect or impair any other provision hereof.

        f. NOTICES. All notices, requests or other communications from either party hereto to the other shall be in writing and shall be considered to be delivered or served if sent by first class certified or registered mail, return receipt requested, postage prepaid to the proper party at its address as set forth below, or to such other address as such party may hereafter designate by written notice to the other.

                    If to TLW, to:

                    Thermal Line Windows, L.L.P.
                    2605 Twin City Drive
                    Mandan, ND  58554
                    Attn:  Alvin W. Leingang


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

                    If to Complast, to:

                    Complast, Inc.
                    321 West 83rd Street
                    Minneapolis, MN  55420
                    Attn:  Steven B. Hoyt

        g. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

        h. HEADINGS. Section headings used herein are for convenience purposes only and shall in no way be construed to be a part of this Agreement or as a limitation of the scope of the particular sections to which they refer.

        i. INTERPRETATION AND SEVERANCE. The provisions of this Agreement shall be applied and interpreted in a manner consistent with each other so as to carry out the purposes and intent of the parties hereto, but if for any reason any provision hereof is determined to be unenforceable or invalid, such provision (or such part hereof as may be unenforceable or invalid) shall be deemed severed from this Agreement, and the remaining provisions shall be carried out with the same force and effect as if such provision (or part thereof) had not been a part of this Agreement.

        j. GOVERNING LAW; ENFORCEMENT. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota (with the exception of the provisions thereof which concern conflicts of laws). Any action or proceeding relating to the enforcement or interpretation of this Agreement shall be brought in state or federal courts located in Hennepin County, Minnesota. Each of TLW and Complast hereby consents and submits to the jurisdiction of said courts.

        k. ENTIRE AGREEMENT. This Agreement contains the entire Agreement between TLW and Complast and supersedes any and all other understandings or agreements, whether oral or in writing, between TLW and Complast with respect to the matters referred to herein.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date and year first above written.

                                     THERMAL LINE WINDOWS, L.L.P.,
                                     a Minnesota limited liability partnership

                                     By:    ICE, INC.,
                                            a North Dakota corporation
                                            Its General Partner

                                            By  /s/  Alvin Leingang
                                                ______________________________
                                                     Alvin Leingang
                                                     Its President

                                     By:    Blizzard Enterprises, Inc.
                                            a Minnesota corporation
                                            Its General Partner

                                            By  /s/  Steven B. Hoyt
                                                ______________________________
                                                     Steven B. Hoyt
                                                     Its President



                                      COMPLAST, INC.
                                      a Minnesota corporation

                                      By:  /s/ Steven B. Hoyt
                                           ___________________________________
                                               Steven B. Hoyt
                                               Its President

                                    EXHIBIT A

                           EXCLUSIVE LICENSED PRODUCTS

1.  "Vinyl Therm" side-load series (double hung, slider)

2.  "Vinyl Therm" PVC tilt series (double hung, slider)

3.  Compozit-TM- Casement*

4.  Series 2000 Compozit-TM- Single Hung*

    *These Licensed Products may be manufactured by fabricators other than TLW in connection with the manufacture of a major Compozit window/door series.


                                NON-EXCLUSIVE PRODUCTS

1.  Advantage Patio Door

                                January 2, 1997

                        COMPLAST & THERMAL LINE WINDOW
                              TERRITORY AGREEMENT

                         EXCLUSIVE                 NON-EXCLUSIVE
                         ---------                 -------------
WASHINGTON               620-690-630-660           CASEMENT, PATIO DOOR
OREGON                   620-690-630-660           CASEMENT, PATIO DOOR
MONTANA                  620-690-630-660           NONE
                         310-340-370-920
                         Casement, Patio Door
                         2000Series
IDAHO (SO. 1/2)          620-690-630-660           CASEMENT, PATIO DOOR
                         2000 Series
WYOMING                  620-690-630-660           NONE
                         310-340-370-920
                         Casement, Patio Door
                         2000Series
NORTH DAKOTA             620-690-630-660           NONE
                         310-340-370-920
                         Casement, Patio Door
                         2000Series
SOUTH DAKOTA             620-690-630-660           NONE
                         310-340-370-920
                         Casement, Patio Door
                         2000Series
MINNESOTA                620-690-630-660           NONE
                         310-340-370-920
                         Casement, Patio Door
                         2000Series
IOWA (ABOVE LINE)        620-690-630-660           CASEMENT, PATIO DOOR
                         2000Series
WISCONSIN (W OF LINE)    620-690-630-660           CASEMENT, PATIO DOOR
                         2000 Series
NEBRASKA                 620-690-630-660           CASEMENT, PATIO DOOR
                         2000 Series               Series 2000 Pacesetter
COLORADO                 620-690-630-660           CASEMENT, PATIO DOOR
                         2000 Series